UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 31, 2006
VIRBAC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24312	43-1648680
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3200 Meacham Boulevard
Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 831-5030
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure
          The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
          On March 31, 2006, Virbac Corporation (the “Company”) issued a press release announcing its financial results for the three months and the year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibit
99.1	Press release of the Company, dated March 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRBAC CORPORATION
Date: March 31, 2006	By:	/s/ Jean M. Nelson
Jean M. Nelson
Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company, dated March 31, 2006